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                                                                    Exhibit 23.2

                          CONSENT OF ERNST & YOUNG LLP

                             INDEPENDENT ACCOUNTANTS


We consent to the use of our report dated February 20, 2001, with respect to the financial statements of JAWZ Inc., in the Company's amended Annual Report
(Form 10-K) dated April 30, 2001.



Calgary, Canada                                      /s/ Ernst & Young LLP
April 30, 2001                                       ---------------------
                                                     Chartered Accountants